EXHIBIT 99.8

                           NON-SOLICITATION AGREEMENT


THIS  dated August 3, 2000.

BETWEEN:
         ICAST CORPORATION
         ("iCast")
AND:
         GLOBALMEDIA.COM
         ("Global")

     A. Global and Magnitude Network, Inc. ("Magnitude") have entered into an asset purchase agreement of even date herewith (the "Asset Purchase Agreement"), wherein Magnitude sold to Global certain of Magnitude's assets comprising substantially all of the Online Media and Streaming Solutions business and related services (the "Business") of Magnitude;

     B. The assets purchased by Global include the customer list as set out on the attached Schedule "A" and an assignment of the Acquired Contracts (the "Customers"); and

     C. As a condition precedent to the purchase contemplated by the Asset Purchase Agreement, iCast has agreed to enter into this agreement with Global on the terms and conditions set forth herein, and to grant the restrictive covenants hereinafter set forth;

THEREFORE, in consideration of the premises set forth herein, the sum of $10 of lawful money of the United States now paid by Global to iCast and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), iCast hereby covenants and agrees with Global as follows:

1. DEFINITIONS AND INTERPRETATION

1.1               In this Agreement:

(a) All defined terms in the Asset Purchase Agreement will have the same meaning in this Agreement, unless otherwise defined herein;

(b)  Affiliate means a person or entity more than 50% owned by iCast,  provided,
     however,   that  Affiliate  shall  not  include  Signatures  SNI,  Inc.  or
     Signatures Network, Inc.;
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(c)  "iCast"  means  iCast  Corporation  and  includes  any  Affiliate  of iCast
     Corporation;

(d)  "Global" means Globalmedia.com;

(e)  "Asset Purchase Agreement" has the meaning set out in Recital A; and

(f) "Customers" means all of the entities listed on Schedule "A" and "Customer" means any one of the Customers.

2. NON-SOLICITATION

     2.1 iCast will not, without the prior written consent of Global, during the period of one (1) year from the date hereof, directly or indirectly, solicit or aid in the solicitation of any of the Customers for the purpose of providing goods or services to such Customers that are similar to or competitive with the goods and services that were previously provided to such Customers as part of the Business.

     2.2 iCast will not, without the prior written consent of Global, during the period of one (1) year from the date hereof directly or indirectly, (a) solicit for employment any person who is, at the time of such solicitation, employed by Global, provided, however, that this Section 2.2 shall exclude any general solicitation which iCast and its Affiliates may make through advertising or third party recruiting companies; (b) induce any person to leave his employment with Global; or (c) employ any person who was an employee of Global at any time during such one (1) year period.

     2.3 For the purpose of this Agreement the words "employee" and "employ" include persons hired under contract and/or as employees and relationships of employment and/or independent contractors.

3. REASONABLENESS

     3.1 All restrictions in this Agreement are expressly declared to be reasonable and valid and iCast acknowledges that its acceptance of such restrictions is a material inducement to Global to purchase the assets of Magnitude pursuant to the Asset Purchase Agreement. All defences to the strict enforcement of such restrictions are hereby waived by iCast.

4. REMEDIES ON BREACH

     4.1 The parties to this Agreement recognize that a breach by iCast of any of the covenants herein contained would result in irreparable harm to Global and that Global could not adequately be compensated for such harm by monetary award. Accordingly, if there is any such breach or threatened breach, in addition to all other remedies available to Global at law or in equity, Global will be entitled as a matter of right to apply to a court of competent equitable jurisdiction for such relief by way of restraining order, injunction, decree or otherwise, as may be appropriate to ensure compliance by iCast with the provisions of this Agreement without the necessity of proving actual damage to Global.
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5. GOVERNING LAW

     5.1 This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware.

6. NON-ASSIGNABILITY

     6.1 This Agreement and the covenants and obligations of iCast may not be assigned by iCast.

7. NOTICES

     7.1 All notices, demands and payments required or permitted to be given hereunder will be in writing and may be delivered personally, or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy or may be forwarded by first class prepaid registered mail to the addresses set forth below. Any notice delivered or sent by non-electronic communication will be deemed to have been given and received at the time of delivery. Any notice sent by electronic communication will be deemed to have been given and received at the time of successful transmission.

 If to the Global:
                           Globalmedia.com
                           400 Robson Street
                           Vancouver, BC  V6A 3A6
                           Fax:  (604) 688-9996


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                           If to iCAST to:
                           iCAST Corporation
                           78 Dragon Court
                           Woburn, MA 01801
                           Fax: (781) 994-0700

8. FURTHER ASSURANCES

     8.1 Each of the parties hereto hereby covenants and agrees to execute such further and other documents and instruments and to do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

9. NON-WAIVER

     9.1 No condoning, excusing or waiver by any party hereto of any default, breach or non-observance by any other party hereto at any time or times in respect of any covenant, proviso or condition herein contained will operate as a waiver of that party's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of that party in respect of any such continuing or subsequent default, breach or non-observance, and no waiver will be inferred from or implied by anything done or omitted to be done by the party having those rights.

10. SEVERABILITY

     10.1 If any covenant or other provision of this Agreement is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, then such covenant or other provision will be severed from and will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal, or unenforceable provision had never been contained in this Agreement. All other conditions and provisions of this Agreement will, nevertheless, remain in full force and effect and no covenant or provision will be deemed dependent upon any other covenant or provision unless so expressed herein.

11. COUNTERPARTS

     11.1 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

12. ELECTRONIC MEANS

     12.1 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.



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IN WITNESS  WHEREOF the parties have caused this  Agreement to be executed under seal and delivered as of the date first above written.

GLOBALMEDIA.COM

Per: /s/ Winston Barta
     ------------------
     Authorized Signatory


ICAST CORPORATION

Per:  /s/  Anthony Brandano
      ---------------------
     Authorized Signatory





               (Signature page to Non-Solicitation Agreement)






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                   SCHEDULE "A" to Non-Solicitation Agreement
          dated August 1, 2000 between Globalmedia.com and iCast Inc.


Customer List


Station             Owner
--------------------------------------------------------------------------------
CFHK                Corus Radio Group
CFNY                Corus Radio Group
CIDR                CHUM  Limited
CIMX                CHUM  Limited
CING                Corus Radio Group
CKWW                CHUM Limited
KBAC                Roberts Radio
KBBN                Custer County Broadcasting Company Inc.
KBCQ                Roswell Radio, Inc
KBTU                New Wave  Broadcasting
KBXR                Fort Smith FM, Inc.
KCDU                New Wave Broadcasting
KCLE                M&M Broadcasters
KCNI                Custer County Broadcasting Company Inc.
KFAN                Fritz Broadcasting Inc.
KFMU                Salisbury Broadcasting
KFRU                Columbia AM, Inc.
KGFY                Stillwater Radio
KGRP                Wine Country Radio
KHYI                KHYI-Metro Broadcasters-Texas Inc.
KJJY                Barnstable Broadcasting
KKLI                AM/FM bought this station from Citadel 11/15/99
KLAQ                New Wave  Broadcasting
KLRQ                B&F Broadcasting, Inc
KLZ                 Crawford Broadcasting Company
KMBY                New Wave Broadcasting
KNSX                21st Street  Communications
KOMO
KOQL                Mid-Missouri  Broadcast, Inc.
KOTR                Central Coast Commuity  Broadcasting,Inc
KPIG                New Wave Broadcasting
KPLA                Columbia FM, Inc.
KPLZ                Fisher  Broadcasting Inc
KRKQ                Barnstable  Broadcasting
KROD                New Wave  Broadcasting
KRSH                Wine Country Radio
KRXS                Richard  Potyka
KSII                New Wave Broadcasting
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KSLQ                Y2K Inc.
KSPI                Stillwater Radio
KTAO                Taos Commuications Corporation
KTFW                M&M  Broadcasters
KTRS                CH Holdings
KVI
KWMO                Computraffic  Inc
KWOW                M&M Broadcasters
KXEZ                Metro Texas  Broadcasters
KXST                GSA Broadcasting
KZAT                Camrory Broadcasting
WAGN                Badger Communications
WAPS                Akron Board of Education
WAUS                Andrews University
WBAB                Cox Broadcasting
WBJX                WBJX, Inc
WBLI                Cox Broadcasting
WBZO                Barnstable Broadcasting
WCMS                Barnstable Broadcasting
WCTK                Hall Communications
WCTY                Bonnie Rowbotham
WDJC                Crawford Broadcasting Company
WDST                Chet 5 Broadcasting
WEBX                Magnitude of Tuscola
WEGK                Hall Communications
WEND                The Dalton Group
WEQX                Northshire  Communications
WFHB                Bloomington Comm. Radio Incorporated
WFPK                Public Radio Partnership
WFPL                Public Radio Partnership
WGH                 Barnstable Broadcasting
WGHT                WGHT Mariana Broadcasting
WGKX                Barnstable  Broadcasting
WGMS                Bonneville International Corp
WHLI                Barnstable Broadcasting
WHYB                Badger Communications
WIND                Hispanic Broadcasting  Corporation
WJJO                Mid-West Management Inc.
WJSE                AL PARINELLO ALP@WJSE.COM
WKDD                Barnstable  Broadcasting
WKJY                Barnstable Broadcasting
WKOL                Hall Communications
WKPO                TBK  Communications
WKSI                Bahakel Communications
WLPW                Radio Lake Placid Inc.
WLST                Badger Communications
WLXX                Hispanic Broadcasting Corporation

WMAM                Badger Communications
WMGN                Mid-West Management Inc.
WMJC                Barnstable   Broadcasting
WNLC                Hall Communications
WNSR                Southern Wabash Commuications Corp.
WNTC                Southern Wabash Commuications Corp.
WOCO                Badger Communications
WOCO                Badger Communications
WOJO                Hispanic Broadcasting Corporation
WOKO                Hall Communications
WOR talk            Buckley  Broadcasting
WOR music           Buckley  Broadcasting
WOTS                J  & V  Communications
WPRD                John  Torrado
WPCV                Hall Communications
WRBO                Barnstable  Broadcasting
WRCN                Barnstable  Broadcasting
WRKS                Emmis
WSFQ                Badger   Communications
WSJD                Randolph  Victor  Bell
WSRR                Barnstable Broadcasting
WTDY                Mid-West Management Inc.
WTOP                Bonneville International Corp
WTOP2               Bonneville International Corp
WTRR                John Torrado
WTYD                Hall Communications
WUMB                University of Massachussetts
WVMC                Wabash Communication Inc.
WWCD                Roger Vaughan
WWMG                The Dalton Group
WWQM                Mid-West Management Inc.
WWRZ                Hall Communications
WWSO                Barnstable Broadcasting
WWZZ                Bonneville International Corp
WZZQ                Contemporary Medio



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